EXHIBIT 99.1
First Cash Expands Credit Facility by $50 Million to $210 Million;
New Five Year Term with Fifth Bank Added to Lending Group
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ARLINGTON, Texas (November 3, 2015) -- First Cash Financial Services, Inc. (NASDAQ: FCFS) today announced that its unsecured revolving bank credit facility has been expanded in size from $160 million to $210 million and the term of the facility has been extended to provide a new five-year commitment through October 30, 2020.

The Company has a total of $78.5 million outstanding on the credit facility, with current availability of $131.5 million under the amended terms. The amended credit facility continues to bear interest at the prevailing London Interbank Offered Rate plus a fixed spread of 2.5%. Currently, the total interest rate on the facility is approximately 2.75% annually.

Rick Wessel, chief executive officer of First Cash, stated, “We believe that our ability to expand the size of this facility with a new five-year commitment reflects the strength of our balance sheet, cash flows and prospects for long-term earnings growth. In addition to the amended terms, we are also pleased to be adding a fifth bank to the commercial lending group providing the credit facility. The expanded and extended credit facility, combined with the Company’s operating cash flows, provides the resources needed to support continued asset growth, store expansion and stock repurchases, and provides further strategic flexibility.”

During the first nine months of 2015, the Company has invested $16 million in capital expenditures, primarily for 32 new stores, acquired 30 stores for $33 million and repurchased $32 million of stock. These outlays were funded from existing cash on hand, current cash flows from operations and by drawing on the unsecured credit facility.

Forward-Looking Information
This release contains forward-looking statements about the business, financial condition and prospects of First Cash Financial Services, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

Forward-looking statements in this release include, without limitation, the Company’s expectations of earnings growth, expansion strategies, store additions, liquidity (including the availability of capital under existing credit facilities), cash flow, and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors are difficult to predict and many are beyond the control of the Company and may include, without limitation, the following:

•	changes in regional, national or international economic conditions, including inflation rates, unemployment rates and energy prices;

•	changes in foreign currency exchange rates and the Mexican peso to U.S. dollar exchange rate in particular;

•	changes in consumer demand, including purchasing, borrowing and repayment behaviors;

•	changes in pawn forfeiture rates and credit loss provisions;

•	changes in the market value of pawn collateral and merchandise inventories, including gold prices and the value of consumer electronics and other products;

•	changes or increases in competition;

•	the ability to locate, open and staff new stores and successfully integrate acquisitions;

•	the availability or access to sources of used merchandise inventory;

•	changes in credit markets, interest rates and the ability to establish, renew and/or extend the Company’s debt financing;

•	the ability to maintain banking relationships for treasury services and processing of certain consumer lending transactions;

•	the ability to hire and retain key management personnel;

•
new federal, state or local legislative initiatives or governmental regulations (or changes to existing laws and regulations) affecting pawn businesses, consumer loan businesses and credit services organizations (in both the United States and Mexico), including administrative or legal interpretations thereto;

•	risks and uncertainties related to foreign operations in Mexico;

•	changes in import/export regulations and tariffs or duties;

•	changes in banking, anti-money laundering or gun control regulations;

•	unforeseen litigation or regulatory investigations;

•	changes in tax rates or policies in the U.S. and Mexico;

•	inclement weather, natural disasters and public health issues;

•	security breaches, cyber attacks or fraudulent activity;

•	a prolonged interruption in the Company’s operations of its facilities, systems, and business functions, including its information technology and other business systems;

•	the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; and

•	future business decisions.

These and other risks, uncertainties and regulatory developments are further and more completely described in the Company’s 2014 annual report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2015, including the risks described in Part 1, Item 1A “Risk Factors” of the Company’s annual report. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

About First Cash
Founded in 1988, First Cash is a leading international operator of pawn stores, which focus on serving cash and credit constrained consumers. First Cash owns and operates 1,042 pawn and consumer loan stores in 14 U.S. states and 29 states in Mexico. The Company’s pawn locations buy and sell a wide variety of jewelry, electronics, tools and other merchandise, and make small consumer pawn loans secured by pledged personal property. Approximately 96% of the Company’s revenues are from pawn operations.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. First Cash’s common stock (ticker symbol “FCFS”) is traded on the NASDAQ Global Select Market, which has the highest initial listing standards of any stock exchange in the world based on financial and liquidity requirements.

For further information, please contact:

Gar Jackson
Global IR Group
Phone:     (949) 873-2789
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 505-3199
Email:     investorrelations@firstcash.com
Website:    www.firstcash.com

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